UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 19, 2008

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	4911-Electric Services	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

429 Guangdong Road
Shanghai 200001
People’s Republic of China
 (Address of principal executive offices, including zip code)

(86-21) 6336-8686
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

     From May 19 through May 22, 2008, China Recycling Energy Corporation (the “Company”) intends to provide a series of presentations to investors regarding information relating to its financial and operational outlook for 2008 and 2009. The presentation is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: May 19, 2008	/s/ Guangyu Wu
Guangyu Wu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation